UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2011
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27078 (Commission File Number)	11-3136595 (I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York (Address of principal executive offices)	11747 (Zip Code)
Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 18, 2011, Henry Schein, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of the thirteen directors of the Company for terms expiring in 2012; (2) a proposal to amend the Company’s 1994 Stock Incentive Plan; (3) a proposal to consider approval, by non-binding vote, of the 2010 compensation paid to the Company’s Named Executive Officers (as defined in the Company’s Proxy Statement dated April 8, 2011), known as the “say-on-pay” proposal; (4) a proposal to consider approval, by non-binding vote, of the frequency of future advisory votes on executive compensation, known as the “frequency of say-on-pay” proposal; and (5) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The voting results at the Annual Meeting, with respect to each of the matters described above, were as follows:
1.	The thirteen directors were elected based upon the following votes:

			Broker
	For	Withheld	Non-Votes
Stanley M. Bergman	76,794,051	1,977,283	5,750,266
Gerald A. Benjamin	76,840,304	1,931,030	5,750,266
James P. Breslawski	76,840,497	1,930,837	5,750,266
Mark E. Mlotek	76,840,397	1,930,937	5,750,266
Steven Paladino	70,993,077	7,778,257	5,750,266
Barry J. Alperin	76,842,950	1,930,384	5,750,266
Paul Brons	78,068,813	702,521	5,750,266
Donald J. Kabat	76,839,444	1,931,890	5,750,266
Philip A. Laskawy	66,762,569	12,008,765	5,750,266
Karyn Mashima	77,148,263	1,623,071	5,750,266
Norman S. Matthews	77,011,314	1,760,020	5,750,266
Bradley T. Sheares, Ph.D.	78,056,044	715,290	5,750,266
Louis W. Sullivan, M.D.	78,057,366	713,968	5,750,266
2.	The proposal to amend the Company’s 1994 Stock Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
73,027,993	3,605,641	853,731	5,750,266
3.	The 2010 compensation paid to the Company’s Named Executive Officers, known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
74,976,407	2,552,525	1,242,402	5,750,266
4.	One year was approved, by non-binding vote, as the frequency of future advisory votes on executive compensation, known as the “frequency of say-on-pay” proposal, based upon the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
70,720,639	940,164	5,864,998	1,245,533	5,750,266

5.	The independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified based upon the following votes:

For	Against	Abstain
83,772,008	688,794	60,798
In light of the results of the advisory vote on the frequency of future say-on-pay votes, our Board of Directors has determined that the Company will hold an advisory say-on-pay vote annually. Our Board of Directors may reevaluate this determination after the next stockholder advisory vote on the frequency of say-on-pay votes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)
Date: May 23, 2011	By:	/s/ Michael S. Ettinger
Michael S. Ettinger
Senior Vice President and General Counsel